UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 19, 2007
COREL CORPORATION
(Exact name of Registrant as specified in its Charter)

CANADA (State or other Jurisdiction) of Incorporation)	000-20562 (Commission File Number)	98-0407194 (IRS Employer Identification No.)
1600 Carling Avenue
Ottawa, Ontario
Canada
K1Z 8R7
(613) 728-0826
(Address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1: TRANSCRIPT OF CONFERENCE CALL

Item 2.02. Results of Operations and Financial Condition.
On April 19, 2007, Corel Corporation (the “Company”) issued a news release reporting the earnings results of the Company for the three months ended February 28, 2007. Also on April 19, 2007 the Company held an investor conference call to discuss financial results for the three months ended February 28, 2007. A transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein.
The information in this Current Report on Form 8-K/A, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is furnished with this Form 8-K:

99.1 Transcript of conference call reporting financial results of Corel Corporation conducted on April 19, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: April 20, 2007

COREL CORPORATION
By:	/s/ CHRISTOPHER DIFRANCESCO
	Name:	Christopher DiFrancesco
	Title:	Executive Vice President, Legal, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description
99.1	Transcript of conference call reporting financial results of Corel Corporation conducted on April 19, 2007.

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